Non-controlling Interest ("NCI")	12 Months Ended
Mar. 31, 2026
Interests In Other Entities [Abstract]
Non-controlling Interest ("NCI")	Non-controlling Interest (“NCI”)

Accounting Policy

Non-controlling interests (“NCI”) are initially recognized either at fair value or at the NCI’s proportionate share of the acquiree’s net assets, and subsequently adjusted for the proportionate share of earnings (loss). For each acquisition, the excess of the total consideration, the fair value of previously held equity interests held prior to obtaining control and the NCI in the acquiree, over the fair value of the identifiable net assets acquired, is recorded as goodwill.

The change in non-controlling interest is as follows:

	Note	Total
		$
Balance, March 31, 2024		42,097
Share of loss		(677)
Balance, March 31, 2025		41,420
Change in ownership interests in net assets	6(b)	(27,216)
Share of loss until February 17, 2026		(14,204)
Balance, March 31, 2026		—